                                                                      EXHIBIT 99

FOR IMMEDIATE RELEASE                                      OCTOBER 24, 2000
FOR FURTHER INFORMATION CONTACT
RICHARD L. PARK
LOCAL FINANCIAL CORPORATION
405-841-2298

                           LOCAL FINANCIAL CORPORATION
                          REPORTS THIRD QUARTER RESULTS

         OKLAHOMA CITY -- Local Financial Corporation announced earnings of $6.2 million before extraordinary item for its third quarter which ended September 30, 2000, up $424,000 or 7.4 percent over the same period in 1999. Year-to-date earnings before extraordinary item were $18.2 million or 10.6 percent over the same period in the prior year. Basic earnings per share before extraordinary item for the quarter ended September 2000 were 30 cents compared to 28 cents one year ago. For the year to date basic earnings per share before extraordinary item were reported at 88 cents compared to 80 cents for the same period in 1999. For the nine months ended September 2000 Local Financial Corporation reported a return on assets before extraordinary item of 1.03 percent and a return on equity before extraordinary item of 18.03 percent.

         Loans have increased 10.6 percent or $181.3 million since December 31, 1999 with total loan balances at $1.9 billion as of September 30, 2000. Chairman and CEO Edward A. Townsend stated, "Our loan growth has remained robust without compromising asset quality. Our experienced lenders ensure high quality underwriting standards, while our credit management team provides the support required to manage the loan portfolio safely and profitably. As a result of this attention to credit quality, our non-performing assets to total assets ratio was only .36 percent at September 30, 2000."

         Demand deposits totaled $505 million at September 30, 2000, an annualized rate of growth of 13.6 percent for the first nine months of this year. Furthermore, Local Oklahoma Bank now provides corporate sweep accounts reflected on our balance sheet as "securities sold under agreements to repurchase." "As part of our initiative to provide competitive commercial cash management services, the Company offers its customers the opportunity to have their funds swept into securities sold under repurchase agreements which essentially are interest earning transaction accounts collateralized by marketable securities," stated Mr. Townsend.

         Net interest income for the nine months ended September 2000 rose 6.0 percent to $57.5 million compared to the same period in 1999, and our net interest margin held relatively steady given the interest rate environment, primarily due to the growth in the Company's loan portfolio and more attractive funding options (i.e. demand deposits and sweep accounts.) The Company held operating expenses to only marginal increases in the nine-month period and reported a decline in the three-month comparative period. As a result of continued emphasis on expense control the efficiency ratio for the nine months ended September 2000 was 56.8 percent compared to 58.7 percent for the same period last year.

         Local Oklahoma is the third largest commercial bank headquartered in the state with assets of $2.4 billion and deposits in excess of $1.88 billion. Local Oklahoma operates 51 branches across the state with significant presence in Oklahoma City, Tulsa and Lawton. Its parent company, Local Financial Corporation, trades on the NASDAQ national market under the symbol "LFIN."

                   Local Financial Corporation and Subsidiary
                         Summary Statement of Operations

                                                   For the Three Months                           For the Nine Months
                                                    Ended September 30,                           Ended September 30,
                                          ---------------------------------------       ---------------------------------------
                                            2000           1999         % Change          2000           1999         % Change
                                          ---------      ---------      ---------       ---------      ---------      ---------
                                                                 (Dollars in Thousands)
Interest Income                           $  47,887      $  43,608            9.8%      $ 139,213      $ 123,275           12.9%
Interest Expense                             28,415         24,526           15.9          81,691         69,015           18.4
                                          ---------      ---------                      ---------      ---------

   NET INTEREST INCOME                       19,472         19,082            2.0          57,522         54,260            6.0

Provision for Loan Losses                      (500)          (500)            --          (1,500)        (1,500)            --

Other Operating Income                        4,436          4,721           (6.0)         13,383         13,783           (2.9)
Other Operating Expense                      13,751         14,315           (3.9)         40,962         40,792            0.4
                                          ---------      ---------                      ---------      ---------

   INCOME BEFORE TAXES AND
     EXTRAORDINARY ITEM                       9,657          8,988            7.4          28,443         25,751           10.5

Tax Provision                                 3,496          3,251            7.5          10,282          9,328           10.2
                                          ---------      ---------                      ---------      ---------

   INCOME BEFORE
     EXTRAORDINARY ITEM                       6,161          5,737            7.4          18,161         16,423           10.6

Extraordinary Item--Purchase and
   Retirement of Senior Notes, net
   of tax                                        --           (182)            --            (871)          (182)            --
                                          ---------      ---------                      ---------      ---------

       NET INCOME                         $   6,161      $   5,555           10.9%      $  17,290      $  16,241            6.5%
                                          =========      =========      =========       =========      =========      =========

Basic Earnings per Share Before
   Extraordinary Item                     $    0.30      $    0.28            7.1%      $    0.88      $    0.80           10.0%
Diluted Earnings per Share Before
   Extraordinary Item                     $    0.30      $    0.28            7.1%      $    0.88      $    0.80           10.0%

Net Income Basic Earnings per Share       $    0.30      $    0.27           11.1%      $    0.84      $    0.79            6.3%
Net Income Diluted Earnings per Share     $    0.30      $    0.27           11.1%      $    0.84      $    0.79            6.3%

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (Dollars in thousands, except share data)
                                   (unaudited)

                                                                                  THREE MONTHS ENDED
                                                       ------------------------------------------------------------------------
                                                         09/30/00        06/30/00      03/31/00       12/31/99        9/30/99
                                                       ------------    -----------    -----------    -----------    -----------
INTEREST AND DIVIDEND INCOME:

  Loans                                                $     40,712         37,490         36,239         35,581         33,868
  Securities available for sale                               6,642          7,199          8,848          8,583          9,100
  Federal Home Loan Bank of Topeka and Federal
     Reserve Bank stock                                         373            326            423            514            492
  Other investments                                             160            511            290            345            148
                                                       ------------    -----------    -----------    -----------    -----------
Total interest and dividend income                           47,887         45,526         45,800         45,023         43,608

INTEREST EXPENSE:

  Deposit accounts                                           22,394         21,468         20,400         19,727         16,936
  Advances from the Federal Home Loan Bank of Topeka          4,382          3,581          4,109          3,794          5,257
  Securities sold under agreements to repurchase                365            190             --             --             --
  Notes payable                                               1,274          1,275          2,253          2,251          2,333
                                                       ------------    -----------    -----------    -----------    -----------
Total interest expense                                       28,415         26,514         26,762         25,772         24,526

Net interest and dividend income                             19,472         19,012         19,038         19,251         19,082
  Provision for loan losses                                    (500)          (500)          (500)          (500)          (500)
                                                       ------------    -----------    -----------    -----------    -----------
Net interest and dividend income after
   provision for loan losses                                 18,972         18,512         18,538         18,751         18,582

NONINTEREST INCOME:

  Deposit related income                                      3,275          3,610          3,209          3,619          3,415
  Loan fees and loan service charges                            434            430            458            600            719
  Net gains on sale of assets                                   223            147            164            299            356
  Other                                                         504            495            434            241            231
                                                       ------------    -----------    -----------    -----------    -----------
Total noninterest income                                      4,436          4,682          4,265          4,759          4,721

NONINTEREST EXPENSE:

  Compensation and employee benefits                          7,871          7,869          7,758          7,116          7,155
  Deposit insurance premiums                                     94             95             92            219            200
  Equipment and data processing                               1,628          1,881          1,478          1,570          1,675
  Occupancy                                                   1,039            884            884          1,026          1,076
  Advertising                                                   153            144            156            435            405
  Professional fees                                             217            177            351            716            697
  Other                                                       2,749          2,719          2,723          3,303          3,107
                                                       ------------    -----------    -----------    -----------    -----------
Total noninterest expense                                    13,751         13,769         13,442         14,385         14,315
                                                       ------------    -----------    -----------    -----------    -----------

Income before income taxes and extraordinary item             9,657          9,425          9,361          9,125          8,988

  Provision for income taxes                                  3,496          3,405          3,381          3,299          3,251
                                                       ------------    -----------    -----------    -----------    -----------

Income before extraordinary item                       $      6,161          6,020          5,980          5,826          5,737
                                                       ------------    -----------    -----------    -----------    -----------

Extraordinary item - purchase and retirement of
   11% Senior Notes, net of tax                                  --             --           (871)           (75)          (182)
                                                       ------------    -----------    -----------    -----------    -----------

Net income                                             $      6,161          6,020          5,109          5,751          5,555
                                                       ============    ===========    ===========    ===========    ===========


Earnings per share:
  Income before extraordinary item
    Basic                                              $       0.30           0.29           0.29           0.28           0.28
                                                       ============    ===========    ===========    ===========    ===========
    Diluted                                            $       0.30           0.29           0.29           0.28           0.28
                                                       ============    ===========    ===========    ===========    ===========

  Net income                                           $       0.30           0.29           0.25           0.28           0.27
                                                       ============    ===========    ===========    ===========    ===========
    Basic                                              $       0.30           0.29           0.25           0.28           0.27
                                                       ============    ===========    ===========    ===========    ===========
    Diluted

Average shares outstanding

    Basic                                                20,537,209     20,537,209     20,537,209     20,537,209     20,537,209
                                                       ============    ===========    ===========    ===========    ===========
    Diluted                                              20,537,209     20,537,209     20,537,209     20,537,209     20,537,209
                                                       ============    ===========    ===========    ===========    ===========

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                             (Dollars in Thousands)

                                                                  (UNAUDITED)                             (UNAUDITED)
                                                                   09/30/00       12/31/99      % CHANGE    09/30/99      % CHANGE
                                                                  -----------    -----------    --------  -----------     --------
ASSETS

Cash and due from banks                                           $    34,091         48,122      (29.2)      48,616      (29.9)
Interest bearing deposits with other banks                             16,500          7,700      114.3        3,100      432.3
Securities available for sale                                         404,078        529,230      (23.6)     449,858      (10.2)
Loans receivable, net of allowance for loan losses
   of $28,455 at September 30, 2000; $28,297 at
   December 31, 1999; and
   $28,530 at September 30, 1999                                    1,866,674      1,685,550       10.7    1,642,058       13.7
Federal Home Loan Bank of Topeka stock
   and Federal Reserve Bank stock, at cost                             19,417         24,820      (21.8)      29,216      (33.5)
Premises and equipment, net                                            37,863         31,805       19.0       30,571       23.9
Assets acquired through foreclosure and
   repossession, net                                                      458            723      (36.7)         705      (35.0)
Intangible assets, net                                                 17,223         18,227       (5.5)      16,513        4.3
Deferred tax asset                                                     10,690         14,217      (24.8)      12,364      (13.5)
Other assets                                                           22,735         21,213        7.2       28,842      (21.2)
                                                                  -----------    -----------               ---------
           Total assets                                           $ 2,429,729      2,381,607        2.0    2,261,843        7.4
                                                                  ===========    ===========       ====    =========       ====

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Deposits:
     Demand                                                       $   505,385        458,824       10.1      435,288       16.1
     Savings                                                           65,657         73,546      (10.7)      73,689      (10.9)
     Time                                                           1,313,592      1,315,970       (0.2)   1,215,714        8.1
                                                                  -----------    -----------               ---------

           Total deposits                                           1,884,634      1,848,340        2.0    1,724,691        9.3

Advances from the Federal Home Loan Bank of Topeka                    305,563        302,035        1.2      302,894        0.9
Securities sold under agreements to repurchase                         32,084             --       --             --       --
Senior notes                                                           43,160         75,250      (42.6)      76,750      (43.8)
Other liabilities                                                      18,336         27,688      (33.8)      32,739      (44.0)
                                                                  -----------    -----------               ---------

           Total liabilities                                        2,283,777      2,253,313        1.4    2,137,074        6.9
                                                                  -----------    -----------               ---------

Commitments and contingencies

Stockholders' equity:
   Common stock, $0.01 par value, 25,000,000 shares authorized;
      20,537,269 shares issued and 20,537,209 shares
      outstanding at September 30, 2000; December 31, 1999;
      and September 30, 1999                                              205            205       --            205       --
   Preferred Stock, $0.01 par value, 5,000,000 shares
      authorized; none outstanding                                         --             --                      --       --
   Additional paid-in capital                                         206,758        206,758       --        206,758       --
   Retained earnings                                                   89,479         72,189       24.0       66,438       34.7
   Treasury stock, 60 shares, at cost                                (151,274)      (151,274)      --       (151,274)      --
   Accumulated other comprehensive income                                 784            416       88.5        2,642      (70.3)
                                                                  -----------    -----------               ---------

           Total stockholders' equity                                 145,952        128,294       13.8      124,769       17.0
                                                                  -----------    -----------               ---------

           Total liabilities and stockholders' equity             $ 2,429,729      2,381,607        2.0    2,261,843        7.4
                                                                  ===========    ===========       ====    =========       ====

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                              FINANCIAL HIGHLIGHTS
                                   (unaudited)

                                                              NINE MONTHS ENDED                THREE MONTHS ENDED
                                                                SEPTEMBER 30,                     SEPTEMBER 30,
                                                              -----------------    PERCENT     ------------------
                                                              2000        1999     CHANGE       2000        1999     CHANGE
                                                              ----        ----     ------       ----        ----     ------
SELECTED FINANCIAL RATIOS:

Yield on earning assets                                       8.21%       7.86%     4.5         8.42%       7.93%      6.2
Cost of funds                                                 5.30        4.87      8.8         5.49        4.86      13.0
Interest rate spread                                          2.91        2.99     (2.7)        2.93        3.07      (4.6)
Net interest margin                                           3.39        3.46     (2.0)        3.42        3.47      (1.4)
Return on average assets before extraordinary item            1.03        1.01      2.0         1.03        0.99       4.0
Return on average equity before extraordinary item           18.03       17.76      1.5        17.36       18.16      (4.4)
Stockholders' equity to total assets at September 30          6.01        5.52      8.9

                                  NINE MONTHS ENDED                     THREE MONTHS ENDED
                                    SEPTEMBER 30,                          SEPTEMBER 30,
                               ----------------------        PERCENT  ----------------------        PERCENT
                                 2000           1999         CHANGE     2000           1999         CHANGE
                               --------        ------        ------   --------        ------        ------
INCOME STATEMENT DATA:

Net interest income            $ 57,522        54,260         6.0     $ 19,472        19,082          2.0
Provision for loan losses        (1,500)       (1,500)       --           (500)         (500)        --
Noninterest income               13,383        13,783        (2.9)       4,436         4,721         (6.0)
Noninterest expense              40,962        40,792         0.4       13,751        14,315         (3.9)
Net income                       17,290        16,241         6.5        6,161         5,555         10.9

                                                                                                             PERCENT
                                                                  09/30/00             12/31/99              CHANGE
                                                                ------------         -----------             --------
FINANCIAL CONDITION DATA:

Total assets                                                    $  2,429,729           2,381,607                 2.0
Loans receivable, net                                              1,866,674           1,685,550                10.7
Securities available for sale                                        404,078             529,230               (23.6)
Deposits                                                           1,884,634           1,848,340                 2.0
Advances from the Federal Home Loan Bank of Topeka                   305,563             302,035                 1.2
Senior notes                                                          43,160              75,250               (42.6)
Stockholders' equity                                                 145,952             128,294                13.8
Allowance for loan losses                                             28,455              28,297                 0.6

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                              NON-PERFORMING ASSETS
                             (Dollars in thousands)
                                   (unaudited)

                                                                  09/30/00     06/30/00  NET CHANGE   09/30/99    NET CHANGE
                                                                  --------     --------  ----------   --------    ----------
Non-accruing loans:

   Single-family residential                                       $3,763       3,653        110       $2,245        1,518
   Commercial                                                       3,117       2,793        324          678        2,439
   Construction                                                        16          --         16           --           16
   Consumer                                                         1,339         800        539          749          590
                                                                   ------       -----       ----       ------       ------
      Total                                                        $8,235       7,246        989       $3,672        4,563

Accruing loans 90 days or more delinquent:

   Single-family residential                                       $   --          50        (50)      $    8           (8)
   Commercial                                                           8         860       (852)         158         (150)
   Construction                                                        --          --         --           --           --
   Consumer                                                            42          29         13          173         (131)
                                                                   ------       -----       ----       ------       ------
      Total                                                        $   50         939       (889)      $  339         (289)

Foreclosed Assets:
   Single-family residential                                       $  205          67        138       $  189           16
   Commercial                                                         166         243        (77)         375         (209)
   Construction                                                        --          --         --           --           --
   Consumer                                                            87         108        (21)         141          (54)
                                                                   ------       -----       ----       ------       ------
      Total foreclosures                                           $  458         418         40       $  705         (247)
                                                                   ------       -----       ----       ------       ------

Total non-performing assets                                        $8,743       8,603        140       $4,716        4,027
                                                                   ======       =====       ====       ======       ======


Total non-performing assets as a percentage of total assets          0.36%       0.36%                   0.21%
                                                                   ======       =====                  ======

Total non-performing loans as a percentage of total allowance       29.12%      28.91%                  14.06%
                                                                   ======       =====                  ======

Total non-performing assets as a percentage of total loans           0.46%       0.47%                   0.28%
                                                                   ======       =====                  ======

Total non-performing loans as a percentage of total loans            0.44%       0.45%                   0.24%
                                                                   ======       =====                  ======

Total non-performing loans as a percentage of total capital          5.68%       5.96%                   3.21%
                                                                   ======       =====                  ======

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                       ALLOWANCE FOR LOAN AND LEASE LOSSES
                             (Dollars in Thousands)
                                   (unaudited)

                                    THREE MONTHS ENDED
                                      SEPTEMBER 30,
                                 -----------------------
                                   2000            1999
                                 --------        -------
Beginning Balance                $ 28,313         28,304

Provision                             500            500

Allowances Acquired                    --             --

Charge-Offs

     Commercial                      (273)          (890)
     Consumer                        (260)          (160)
     Residential                      (26)           (84)
                                 --------        -------
          Total Charge-Offs          (559)        (1,134)
                                 --------        -------

Recoveries                            201            860

                                 --------        -------
Net Losses                           (358)          (274)
                                 --------        -------

                                 --------        -------
Ending Balance                   $ 28,455         28,530
                                 ========        =======

Net Losses To Average Loans          0.02%          0.02%
                                 ========        =======


                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                       ALLOWANCE FOR LOAN AND LEASE LOSSES
                             (Dollars in Thousands)
                                   (unaudited)

                                    NINE MONTHS ENDED           YEAR ENDED
                                      SEPTEMBER 30,            DECEMBER 31,
                                 -----------------------       ------------
                                   2000            1999           1999
                                 --------        -------        -------
Beginning Balance                $ 28,297         27,901         27,901

Provision                           1,500          1,500          2,000

Allowances Acquired                    --             --            340

Charge-Offs
     Commercial                    (1,195)        (1,497)        (2,397)
     Consumer                      (1,014)          (531)        (1,142)
     Residential                     (111)          (195)          (314)
                                 --------        -------        -------
          Total Charge-Offs        (2,320)        (2,223)        (3,853)
                                 --------        -------        -------

Recoveries                            978          1,352          1,909
                                 --------        -------        -------
Net Losses                         (1,342)          (871)        (1,944)
                                 --------        -------        -------

Ending Balance                   $ 28,455         28,530         28,297
                                 ========        =======        =======

Net Losses To Average Loans          0.08%          0.06%          0.12%
                                 ========        =======        =======